Summary Prospectus	February 25, 2022

IVDG
Invesco Focused Discovery Growth ETF
Cboe BZX Exchange, Inc.

This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
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You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
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The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
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These additional risks may be even greater in bad or uncertain market conditions.
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The ETF will publish on its website each day a “Substitute Basket” designed to help trading in shares of the ETF. While the Substitute Basket includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of the ETF, see the sections entitled “Principal Investment Strategies” and “Principal Risks of Investing in the Fund” in this Summary Prospectus, as well as “Additional Information about the Fund's Strategies and Risks” and “Portfolio Holdings” in the Fund's Prospectus.
Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 25, 2022 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.
Investment Objective
Invesco Focused Discovery Growth ETF (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%

Other Expenses	0.00

Total Annual Fund Operating Expenses	0.59

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses  remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal period December 17, 2020 (commencement of operations) through October 31, 2021, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that operates pursuant to an exemptive order from the SEC (the “Order”) and is not required to publicly disclose its complete portfolio holdings each day that the Fund is open (a “Business Day”). Instead, the Fund publishes each Business Day on its website a “Substitute Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell, or securities which, if disclosed, could increase the risk of front-running or free-riding. The Substitute Basket may also include cash.
In addition, the Fund also publishes each Business Day on its website the “Basket Overlap,” which is the percentage weight overlap between the holdings of the prior Business Day’s Substitute Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of net asset value per share (“NAV”) at the end of the prior Business Day. The Basket Overlap is designed to provide investors with an understanding of how similar the Substitute Basket is to the Fund’s actual portfolio in percentage terms. At the close of trading on each Business Day, the Fund will also calculate the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the
1     Invesco Focused Discovery Growth ETF
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P-IVDG-SUMPRO-1

Substitute Basket per share NAV and that of the Fund at the end of the trading day) (the “Tracking Error”) and will publish such information before the opening of trading on each Business Day.
The Fund seeks to achieve its investment objective by investing primarily in exchange-traded common stocks of U.S. companies that Invesco Advisers, Inc. (the “Sub-Adviser”) expects to have above average growth rates.
The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above average growth rates. The Fund may invest in securities of issuers of all capitalization sizes; however, it will primarily hold securities of mid-capitalization issuers. The Fund defines mid-capitalization issuers as those issuers that are within the range of market capitalizations of the Russell Midcap® Growth Index. This range is subject to change at any time due to market activity or changes in the composition of that index. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of mid-capitalization issuers.
The Fund may invest up to 25% of its net assets in common stock of foreign issuers, including up to 10% of its net assets in emerging market countries, i.e., those that are in the early stages of their industrial cycles. The Fund may make such investment in common stock of foreign issuers by either: (i) investing directly in common stock listed on a foreign exchange that trades on such exchange contemporaneously with the Fund’s Shares (currently limited to Canada and Mexico); or (ii) investing in exchange-traded American depositary receipts (“ADRs”) representing common stock trading on any foreign exchange that trades contemporaneously with the Shares.
In selecting investments for the Fund, the Sub-Adviser looks for companies with high growth potential using a “bottom-up” stock selection process. The “bottom-up” approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and its industry position.
The portfolio managers currently focus on growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages, and strong growth themes or new innovative products or services. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so. The factors considered by the portfolio managers may vary in particular cases and may change over time.
The portfolio managers aim to maintain a focused portfolio of securities (usually holding 50 or fewer securities) but will invest the Fund across major economic sectors by applying investment parameters for both sector and position size.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities held by the Fund are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”).
COVID-19 Risk. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Non-Transparent Actively Managed Fund Risk. The Fund publishes each Business Day on its website a “Substitute Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Substitute Basket often will include a significant percentage of the securities held in the Fund’s portfolio, but it will exclude (or modify the weightings of) certain securities held in the Fund’s portfolio, such as those securities that the Fund’s portfolio managers are actively looking to purchase or sell. Disclosure of the Substitute Basket structure may affect the price at which Shares trade in the secondary market. Although the Substitute Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund’s NAV per share, there is a risk that market prices will vary significantly from NAV. By trading on the basis of a published Substitute Basket, the Fund may trade at a wider bid/ask spread than ETFs that publish their full portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Substitute Basket to identify the fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders, such as front running the Fund’s trades of portfolio securities.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Arbitrage Risk. Unlike ETFs that publicly disclose their complete portfolio holdings each Business Day, the Fund provides certain other information intended to allow market participants to estimate the value of positions in fund shares. Although this information is designed to facilitate arbitrage opportunities in Shares to reduce bid/ask spread and minimize discounts or premiums between the market price and the NAV of the Shares, there is no guarantee the Fund’s arbitrage mechanism will operate as intended and that the Fund will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Fund’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Fund’s performance
Fluctuation of Net Asset Value and Share Price Risk. Shares may trade at a larger premium or discount to the NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The Shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Shares may result in the Shares trading significantly above (at a premium) or below (at a discount) NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
2     Invesco Focused Discovery Growth ETF
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Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Cyclical Opportunities Risk. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that, if a cyclical event does not have the anticipated effect or when the issuer or industry is out of phase in the business cycle, the value of the Fund’s investment could fall.
Sector Focus Risk. In pursuing its investment strategy, the Fund may invest to a significant degree in securities of issuers operating in a single sector. In so doing, the Fund may face more risks than if it were diversified broadly over numerous sectors. Such sector-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the sector. In addition, at times, such sector may be out of favor and underperform other sectors or the market as a whole. Information about the Fund’s exposure to a particular sector will be available in the Fund’s Annual and Semi-Annual Reports to shareholders, as well as on required forms filed with the SEC.
Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.
Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a
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significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. The Fund operates differently from other actively managed ETFs that publish their portfolio holdings on a daily basis, which could lead to the Shares trading at wider spreads and larger premiums and discounts to NAV(particularly during periods of market disruption or volatility) than such other actively managed ETFs. As a result, it may cost investors more to trade Shares than shares of other ETFs.
Trading Halt Risk. There may be circumstances where a security held in the Fund’s portfolio but not in the Substitute Basket does not have readily available market quotations. If Invesco Capital Management LLC (the “Adviser”) or the Sub-Adviser determines that such circumstance may affect the reliability of the Substitute Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and the Adviser or the Sub-Adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. If securities representing 10% or more of the Fund’s portfolio do not have readily available market quotations, the Adviser would promptly request the Cboe BZX Exchange, Inc. (the “Exchange”) to halt trading on the Fund, meaning that investors would not be able to trade the Shares. Moreover, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened due to the fact that the Fund does not disclose its portfolio holdings daily, unlike certain other actively managed ETFs, and could be greater during market disruptions or periods of volatility. Also, the risk could be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in pursuing its investment objective. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund and an increase in taxable capital gains distributions to the Fund’s shareholders.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Adviser and the Sub-Adviser all seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Return—Calendar Year

	Period Ended	Returns
Best Quarter	June 30, 2021	6.18%
Worst Quarter	March 31, 2021	-1.09%

Average Annual Total Returns (for the periods ended December 31, 2021)
	Inception Date	1 Year	Since Inception
Return Before Taxes	12/22/2020	15.90%	13.00%
Return After Taxes on Distributions		15.90	13.00
Return After Taxes on Distributions and Sale of Fund Shares		9.41	9.91

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)		12.73	10.19

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC.
Investment Sub-Adviser. Invesco Advisers, Inc.
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Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Ronald J. Zibellli, Jr.	Portfolio Manager (Lead) of the Sub-Adviser	December 2020

Hung Hoang	Portfolio Manager of the Sub-Adviser	December 2020

Justin Livengood	Portfolio Manager of the Sub-Adviser	December 2020

Purchase and Sale of Shares
The Fund is an actively-managed ETF that does not disclose its complete portfolio holdings daily. The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in-kind in exchange for the deposit or delivery of the securities and cash included in the Fund’s Substitute Basket. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange entirely or in part for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or a dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Additional information about the creation and redemption process is set forth in the Fund’s Statement of Additional Information (“SAI”).
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
5     Invesco Focused Discovery Growth ETF
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